POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Joseph A. Boateng, a member of the Board of Trustees of TIAA-CREF Funds (the “Trust”), whose signature appears below, constitutes and appoints: MARK J. CZARNIECKI, JEREMY FRANKLIN, DIANA R. GONZALEZ, BRIAN H. LAWRENCE, KEVIN J. MCCARTHY, JOHN M. MCCANN, MARK L. WINGET and RACHAEL ZUFALL, and each of them individually, as his true and lawful attorneys-in-fact and agents to take any and all action and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder or any other requirements of any regulatory authority having jurisdiction over the offer and sale of shares, including specifically, but without limitation of the foregoing, power and authority to sign his name to one or more Registration Statements for the Trust on Form N-14, any amendments or supplements to said Registration Statement(s); and any instruments, documents or exhibits filed or to be filed as a part of or in connection with such Registration Statement(s) with respect to the reorganization of certain series of the Trust and Nuveen Investment Funds, Inc. (the “Target Funds”) into corresponding series of the Trust (the “Acquiring Funds”), as outlined below:

Target Funds merging into	Acquiring Funds
Nuveen Mid Cap Value 1 Fund	Nuveen Mid Cap Value Fund
Nuveen Social Choice Low Carbon Equity Fund	Nuveen Large Cap Responsible Equity Fund

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date:  September 19, 2024

/s/ Joseph A. Boateng
Joseph A. Boateng
Trustee of TIAA-CREF Funds

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Michael A. Forrester, a member of the Board of Trustees of TIAA-CREF Funds (the “Trust”), whose signature appears below, constitutes and appoints: MARK J. CZARNIECKI, JEREMY FRANKLIN, DIANA R. GONZALEZ, BRIAN H. LAWRENCE, KEVIN J. MCCARTHY, JOHN M. MCCANN, MARK L. WINGET and RACHAEL ZUFALL, and each of them individually, as his true and lawful attorneys-in-fact and agents to take any and all action and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder or any other requirements of any regulatory authority having jurisdiction over the offer and sale of shares, including specifically, but without limitation of the foregoing, power and authority to sign his name to one or more Registration Statements for the Trust on Form N-14, any amendments or supplements to said Registration Statement(s); and any instruments, documents or exhibits filed or to be filed as a part of or in connection with such Registration Statement(s) with respect to the reorganization of certain series of the Trust and Nuveen Investment Funds, Inc. (the “Target Funds”) into corresponding series of the Trust (the “Acquiring Funds”), as outlined below:

Target Funds merging into	Acquiring Funds
Nuveen Mid Cap Value 1 Fund	Nuveen Mid Cap Value Fund
Nuveen Social Choice Low Carbon Equity Fund	Nuveen Large Cap Responsible Equity Fund

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date:  September 19, 2024

/s/ Michael A. Forrester
Michael A. Forrester
Trustee of TIAA-CREF Funds

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Thomas J. Kenny, a member of the Board of Trustees of TIAA-CREF Funds (the “Trust”), whose signature appears below, constitutes and appoints: MARK J. CZARNIECKI, JEREMY FRANKLIN, DIANA R. GONZALEZ, BRIAN H. LAWRENCE, KEVIN J. MCCARTHY, JOHN M. MCCANN, MARK L. WINGET and RACHAEL ZUFALL, and each of them individually, as his true and lawful attorneys-in-fact and agents to take any and all action and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder or any other requirements of any regulatory authority having jurisdiction over the offer and sale of shares, including specifically, but without limitation of the foregoing, power and authority to sign his name to one or more Registration Statements for the Trust on Form N-14, any amendments or supplements to said Registration Statement(s); and any instruments, documents or exhibits filed or to be filed as a part of or in connection with such Registration Statement(s) with respect to the reorganization of certain series of the Trust and Nuveen Investment Funds, Inc. (the “Target Funds”) into corresponding series of the Trust (the “Acquiring Funds”), as outlined below:

Target Funds merging into	Acquiring Funds
Nuveen Mid Cap Value 1 Fund	Nuveen Mid Cap Value Fund
Nuveen Social Choice Low Carbon Equity Fund	Nuveen Large Cap Responsible Equity Fund

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date:  September 19, 2024

/s/ Thomas J. Kenny
Thomas J. Kenny
Trustee of TIAA-CREF Funds

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Amy B. R. Lancellotta, a member of the Board of Trustees of TIAA-CREF Funds (the “Trust”), whose signature appears below, constitutes and appoints: MARK J. CZARNIECKI, JEREMY FRANKLIN, DIANA R. GONZALEZ, BRIAN H. LAWRENCE, KEVIN J. MCCARTHY, JOHN M. MCCANN, MARK L. WINGET and RACHAEL ZUFALL, and each of them individually, as her true and lawful attorneys-in-fact and agents to take any and all action and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder or any other requirements of any regulatory authority having jurisdiction over the offer and sale of shares, including specifically, but without limitation of the foregoing, power and authority to sign her name to one or more Registration Statements for the Trust on Form N-14, any amendments or supplements to said Registration Statement(s); and any instruments, documents or exhibits filed or to be filed as a part of or in connection with such Registration Statement(s) with respect to the reorganization of certain series of the Trust and Nuveen Investment Funds, Inc. (the “Target Funds”) into corresponding series of the Trust (the “Acquiring Funds”), as outlined below:

Target Funds merging into	Acquiring Funds
Nuveen Mid Cap Value 1 Fund	Nuveen Mid Cap Value Fund
Nuveen Social Choice Low Carbon Equity Fund	Nuveen Large Cap Responsible Equity Fund

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date:  September 19, 2024

/s/ Amy B. R. Lancellotta
Amy B. R. Lancellotta
Trustee of TIAA-CREF Funds

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Joanne T. Medero, a member of the Board of Trustees of TIAA-CREF Funds (the “Trust”), whose signature appears below, constitutes and appoints: MARK J. CZARNIECKI, JEREMY FRANKLIN, DIANA R. GONZALEZ, BRIAN H. LAWRENCE, KEVIN J. MCCARTHY, JOHN M. MCCANN, MARK L. WINGET and RACHAEL ZUFALL, and each of them individually, as her true and lawful attorneys-in-fact and agents to take any and all action and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder or any other requirements of any regulatory authority having jurisdiction over the offer and sale of shares, including specifically, but without limitation of the foregoing, power and authority to sign her name to one or more Registration Statements for the Trust on Form N-14, any amendments or supplements to said Registration Statement(s); and any instruments, documents or exhibits filed or to be filed as a part of or in connection with such Registration Statement(s) with respect to the reorganization of certain series of the Trust and Nuveen Investment Funds, Inc. (the “Target Funds”) into corresponding series of the Trust (the “Acquiring Funds”), as outlined below:

Target Funds merging into	Acquiring Funds
Nuveen Mid Cap Value 1 Fund	Nuveen Mid Cap Value Fund
Nuveen Social Choice Low Carbon Equity Fund	Nuveen Large Cap Responsible Equity Fund

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date:  September 19, 2024

/s/ Joanne T. Medero
Joanne T. Medero
Trustee of TIAA-CREF Funds

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Albin F. Moschner, a member of the Board of Trustees of TIAA-CREF Funds (the “Trust”), whose signature appears below, constitutes and appoints: MARK J. CZARNIECKI, JEREMY FRANKLIN, DIANA R. GONZALEZ, BRIAN H. LAWRENCE, KEVIN J. MCCARTHY, JOHN M. MCCANN, MARK L. WINGET and RACHAEL ZUFALL, and each of them individually, as his true and lawful attorneys-in-fact and agents to take any and all action and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder or any other requirements of any regulatory authority having jurisdiction over the offer and sale of shares, including specifically, but without limitation of the foregoing, power and authority to sign his name to one or more Registration Statements for the Trust on Form N-14, any amendments or supplements to said Registration Statement(s); and any instruments, documents or exhibits filed or to be filed as a part of or in connection with such Registration Statement(s) with respect to the reorganization of certain series of the Trust and Nuveen Investment Funds, Inc. (the “Target Funds”) into corresponding series of the Trust (the “Acquiring Funds”), as outlined below:

Target Funds merging into	Acquiring Funds
Nuveen Mid Cap Value 1 Fund	Nuveen Mid Cap Value Fund
Nuveen Social Choice Low Carbon Equity Fund	Nuveen Large Cap Responsible Equity Fund

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date:  September 19, 2024

/s/ Albin F. Moschner
Albin F. Moschner
Trustee of TIAA-CREF Funds

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that John K. Nelson, a member of the Board of Trustees of TIAA-CREF Funds (the “Trust”), whose signature appears below, constitutes and appoints: MARK J. CZARNIECKI, JEREMY FRANKLIN, DIANA R. GONZALEZ, BRIAN H. LAWRENCE, KEVIN J. MCCARTHY, JOHN M. MCCANN, MARK L. WINGET and RACHAEL ZUFALL, and each of them individually, as his true and lawful attorneys-in-fact and agents to take any and all action and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder or any other requirements of any regulatory authority having jurisdiction over the offer and sale of shares, including specifically, but without limitation of the foregoing, power and authority to sign his name to one or more Registration Statements for the Trust on Form N-14, any amendments or supplements to said Registration Statement(s); and any instruments, documents or exhibits filed or to be filed as a part of or in connection with such Registration Statement(s) with respect to the reorganization of certain series of the Trust and Nuveen Investment Funds, Inc. (the “Target Funds”) into corresponding series of the Trust (the “Acquiring Funds”), as outlined below:

Target Funds merging into	Acquiring Funds
Nuveen Mid Cap Value 1 Fund	Nuveen Mid Cap Value Fund
Nuveen Social Choice Low Carbon Equity Fund	Nuveen Large Cap Responsible Equity Fund

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date:  September 19, 2024

/s/ John K. Nelson
John K. Nelson
Trustee of TIAA-CREF Funds

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Loren M. Starr, a member of the Board of Trustees of TIAA-CREF Funds (the “Trust”), whose signature appears below, constitutes and appoints: MARK J. CZARNIECKI, JEREMY FRANKLIN, DIANA R. GONZALEZ, BRIAN H. LAWRENCE, KEVIN J. MCCARTHY, JOHN M. MCCANN, MARK L. WINGET and RACHAEL ZUFALL, and each of them individually, as his true and lawful attorneys-in-fact and agents to take any and all action and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder or any other requirements of any regulatory authority having jurisdiction over the offer and sale of shares, including specifically, but without limitation of the foregoing, power and authority to sign his name to one or more Registration Statements for the Trust on Form N-14, any amendments or supplements to said Registration Statement(s); and any instruments, documents or exhibits filed or to be filed as a part of or in connection with such Registration Statement(s) with respect to the reorganization of certain series of the Trust and Nuveen Investment Funds, Inc. (the “Target Funds”) into corresponding series of the Trust (the “Acquiring Funds”), as outlined below:

Target Funds merging into	Acquiring Funds
Nuveen Mid Cap Value 1 Fund	Nuveen Mid Cap Value Fund
Nuveen Social Choice Low Carbon Equity Fund	Nuveen Large Cap Responsible Equity Fund

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date:  September 19, 2024

/s/ Loren M. Starr
Loren M. Starr
Trustee of TIAA-CREF Fund

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Matthew Thornton III, a member of the Board of Trustees of TIAA-CREF Funds (the “Trust”), whose signature appears below, constitutes and appoints: MARK J. CZARNIECKI, JEREMY FRANKLIN, DIANA R. GONZALEZ, BRIAN H. LAWRENCE, KEVIN J. MCCARTHY, JOHN M. MCCANN, MARK L. WINGET and RACHAEL ZUFALL, and each of them individually, as his true and lawful attorneys-in-fact and agents to take any and all action and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder or any other requirements of any regulatory authority having jurisdiction over the offer and sale of shares, including specifically, but without limitation of the foregoing, power and authority to sign his name to one or more Registration Statements for the Trust on Form N-14, any amendments or supplements to said Registration Statement(s); and any instruments, documents or exhibits filed or to be filed as a part of or in connection with such Registration Statement(s) with respect to the reorganization of certain series of the Trust and Nuveen Investment Funds, Inc. (the “Target Funds”) into corresponding series of the Trust (the “Acquiring Funds”), as outlined below:

Target Funds merging into	Acquiring Funds
Nuveen Mid Cap Value 1 Fund	Nuveen Mid Cap Value Fund
Nuveen Social Choice Low Carbon Equity Fund	Nuveen Large Cap Responsible Equity Fund

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date:  September 19, 2024

/s/ Matthew Thornton III
Matthew Thornton III
Trustee of TIAA-CREF Funds

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Terence J. Toth, a member of the Board of Trustees of TIAA-CREF Funds (the “Trust”), whose signature appears below, constitutes and appoints: MARK J. CZARNIECKI, JEREMY FRANKLIN, DIANA R. GONZALEZ, BRIAN H. LAWRENCE, KEVIN J. MCCARTHY, JOHN M. MCCANN, MARK L. WINGET and RACHAEL ZUFALL, and each of them individually, as his true and lawful attorneys-in-fact and agents to take any and all action and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder or any other requirements of any regulatory authority having jurisdiction over the offer and sale of shares, including specifically, but without limitation of the foregoing, power and authority to sign his name to one or more Registration Statements for the Trust on Form N-14, any amendments or supplements to said Registration Statement(s); and any instruments, documents or exhibits filed or to be filed as a part of or in connection with such Registration Statement(s) with respect to the reorganization of certain series of the Trust and Nuveen Investment Funds, Inc. (the “Target Funds”) into corresponding series of the Trust (the “Acquiring Funds”), as outlined below:

Target Funds merging into	Acquiring Funds
Nuveen Mid Cap Value 1 Fund	Nuveen Mid Cap Value Fund
Nuveen Social Choice Low Carbon Equity Fund	Nuveen Large Cap Responsible Equity Fund

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date:  September 19, 2024

/s/ Terence J. Toth
Terence J. Toth
Trustee of TIAA-CREF Funds

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Margaret L. Wolff, a member of the Board of Trustees of TIAA-CREF Funds (the “Trust”), whose signature appears below, constitutes and appoints: MARK J. CZARNIECKI, JEREMY FRANKLIN, DIANA R. GONZALEZ, BRIAN H. LAWRENCE, KEVIN J. MCCARTHY, JOHN M. MCCANN, MARK L. WINGET and RACHAEL ZUFALL, and each of them individually, as her true and lawful attorneys-in-fact and agents to take any and all action and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder or any other requirements of any regulatory authority having jurisdiction over the offer and sale of shares, including specifically, but without limitation of the foregoing, power and authority to sign her name to one or more Registration Statements for the Trust on Form N-14, any amendments or supplements to said Registration Statement(s); and any instruments, documents or exhibits filed or to be filed as a part of or in connection with such Registration Statement(s) with respect to the reorganization of certain series of the Trust and Nuveen Investment Funds, Inc. (the “Target Funds”) into corresponding series of the Trust (the “Acquiring Funds”), as outlined below:

Target Funds merging into	Acquiring Funds
Nuveen Mid Cap Value 1 Fund	Nuveen Mid Cap Value Fund
Nuveen Social Choice Low Carbon Equity Fund	Nuveen Large Cap Responsible Equity Fund

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date:  September 19, 2024

/s/ Margaret L. Wolff
Margaret L. Wolff
Trustee of TIAA-CREF Funds

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that Robert L. Young, a member of the Board of Trustees of TIAA-CREF Funds (the “Trust”), whose signature appears below, constitutes and appoints: MARK J. CZARNIECKI, JEREMY FRANKLIN, DIANA R. GONZALEZ, BRIAN H. LAWRENCE, KEVIN J. MCCARTHY, JOHN M. MCCANN, MARK L. WINGET and RACHAEL ZUFALL, and each of them individually, as his true and lawful attorneys-in-fact and agents to take any and all action and execute any and all instruments which said attorneys-in-fact may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission (“SEC”) thereunder or any other requirements of any regulatory authority having jurisdiction over the offer and sale of shares, including specifically, but without limitation of the foregoing, power and authority to sign his name to one or more Registration Statements for the Trust on Form N-14, any amendments or supplements to said Registration Statement(s); and any instruments, documents or exhibits filed or to be filed as a part of or in connection with such Registration Statement(s) with respect to the reorganization of certain series of the Trust and Nuveen Investment Funds, Inc. (the “Target Funds”) into corresponding series of the Trust (the “Acquiring Funds”), as outlined below:

Target Funds merging into	Acquiring Funds
Nuveen Mid Cap Value 1 Fund	Nuveen Mid Cap Value Fund
Nuveen Social Choice Low Carbon Equity Fund	Nuveen Large Cap Responsible Equity Fund

I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Date:  September 19, 2024

/s/ Robert L. Young
Robert L. Young
Trustee of TIAA-CREF Funds